UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 30, 2010

VALENCE TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-20028 (Commission File Number)	77-0214673 (IRS Employer Identification Number)

12303 Technology Boulevard, Suite 950 Austin, Texas 78727 (Address of principal executive offices)

(512) 527-2900 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

On March 30, 2010, Valence Technology, Inc., a Delaware corporation (the “Company”), entered into an Amendment No. 2 to Loan and Security Agreement and Other Loan Documents (the “Amendment”) with iStar Tara LLC, a Delaware limited liability company (“iStar”), and Carl E. Berg, the Chairman of our Board of Directors, to amend the Loan and Security Agreement dated as of July 13, 2005 (as amended to date, the “Original Loan Agreement”) among the Company, iStar and Mr. Berg.  Pursuant to the terms of the Original Loan Agreement, iStar’s predecessor in interest, SFT 1, Inc., extended a $20,000,000 loan to the Company (the “Loan”), which Loan is guaranteed by Mr. Berg and secured by certain of Mr. Berg’s assets.

The Amendment extends the maturity date of the Loan from July 13, 2010 to February 13, 2011 (the “New Maturity Date”).  The Company will continue to make monthly interest payments to iStar, as set forth in the Original Loan Agreement; provided that, commencing with the monthly interest payment scheduled for July 2010 and monthly thereafter, the Company shall also make a principal payment equal to $1,000,000.  The remainder of the principal and any other outstanding obligations under the Loan shall be payable in full on the New Maturity Date.

Additionally, in connection with the Amendment the Company issued to iStar a Warrant to Purchase Common Stock of Valence Technology, Inc. (the “Warrant”), pursuant to which iStar may purchase up to 115,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at an exercise price of $1.00 per share on or before March 30, 2013, as more fully set forth below in Item 3.02.

The summary of the terms of the Amendment and the Warrant is qualified in its entirety by the text of the Amendment and the Warrant, copies of which are attached to this Form 8-K as Exhibits 10.1 and 4.1, respectively.

Item 3.02               Unregistered Sale of Equity Securities.

On March 30, 2010, in connection with the Amendment, the Company issued to iStar the Warrant to purchase up to 115,000 shares of Common Stock at an exercise price of $1.00 per share on or before March 30, 2013, in a private placement transaction exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof.

The summary of the terms of the Warrant is qualified in its entirety by the text of the Warrant, a copy of which is attached to this Form 8-K as Exhibit 4.1.

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits

Exhibit 4.1	Warrant to Purchase Common Stock of Valence Technology, Inc. dated March 30, 2010.

Exhibit 10.1	Amendment No. 2 to Loan and Security Agreement and Other Loan Documents dated March 30, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALENCE TECHNOLOGY, INC.

Dated: April 5, 2010	By:	/s/ Roger Williams
Roger Williams Vice President, General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit 4.1	Warrant to Purchase Common Stock of Valence Technology, Inc. dated March 30, 2010.

Exhibit 10.1	Amendment No. 2 to Loan and Security Agreement and Other Loan Documents dated March 30, 2010.

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